NUMBER

SHARES

CASI Pharmaceuticals

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 14757U 20 6

CERTIFICATE OF STOCK

THIS CERTIFIES THAT

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01, PER SHARE, OF

CASI Pharmaceuticals, Inc.

(hereinafter the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

CASI Pharmaceuticals, Inc. CORPORATE SEAL 1991 DELAWARE

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

By:

AUTHORIZED SIGNATURE

1001

CASI Pharmaceuticals, Inc.

The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ________ (Cust) Custodian ________ (Minor) under Uniform Gifts to Minors Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.